Kraton Performance Polymers, Inc. Third Quarter 2015 Earnings Conference Call October 29, 2015

Forward Looking Statement Disclaimer 2 This presentation includes forward-looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions, including the matters described under the captions "On Track to Deliver $18 million in 2015 Cost Reductions" and “Selected 2015 Estimates.” All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: our pending acquisition of Arizona Chemical Holdings Corporation; conditions in the global economy and capital markets; declines in raw material costs; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition from other producers of SBCs and from producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; hazards inherent to the chemical manufacturing business; other risks, factors and uncertainties described in this presentation and our other reports and documents; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on our forward-looking statements. Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update such information in light of new information or future events. Kraton Third Quarter 2015 Earnings Call

GAAP Disclaimer 3 This presentation includes the use of both GAAP and non-GAAP financial measures. The non-GAAP financial measures are EBITDA, Adjusted EBITDA, Adjusted Gross Profit and Adjusted Net Income attributable to Kraton (or earnings per share). Tables included in this presentation and our earnings release reconcile each of these non-GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and estimated current replacement cost (“ECRC”), see Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.   We consider these non-GAAP financial measures to be important supplemental measures of our performance and believe they are frequently used by investors, securities analysts and other interested parties in the evaluation of our performance including period-to-period comparisons and/or that of other companies in our industry. Further, management uses these measures to evaluate operating performance, and our incentive compensation plan bases incentive compensation payments on our Adjusted EBITDA performance, along with other factors. These non-GAAP financial measures have limitations as analytical tools and in some cases can vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. For EBITDA, these limitations include: EBITDA does not reflect the significant interest expense on our debt; EBITDA does not reflect the significant depreciation and amortization expense associated with our long-lived assets; EBITDA included herein should not be used for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements. The calculation of EBITDA in our debt agreements includes adjustments, such as extraordinary, non-recurring or one-time charges, proforma cost savings, certain non-cash items, turnaround costs, and other items included in the definition of EBITDA in our debt agreements; and other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. We prepare Adjusted EBITDA by eliminating from EBITDA the impact of a number of items we do not consider indicative of our on-going performance, including the spread between FIFO and ECRC, but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, due to volatility in raw material prices, Adjusted EBITDA may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with U.S. GAAP; and Adjusted EBITDA may, and often will, vary significantly from EBITDA calculations under the terms of our debt agreements and should not be used for assessing compliance or non-compliance with financial covenants under our debt agreements. Because of these and other limitations, EBITDA and Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. As a measure of our performance, Adjusted Gross Profit is limited because it often will vary substantially from gross profit calculated in accordance with U.S. GAAP due to volatility in raw material prices. Finally, we prepare Adjusted Net Income attributable to Kraton by eliminating from net income the impact of a number of items we do not consider indicative of our on-going performance, including the spread between FIFO and ECRC. Our presentation of non-GAAP financial measures and the adjustments made therein should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items, and in the future we may incur expenses or charges similar to the adjustments made in the presentation of our non-GAAP financial measures. Kraton Third Quarter 2015 Earnings Call

Third Quarter 2015 Highlights ▪ Sales volume of 81.0 kilotons, an increase of 0.3 kilotons compared to 80.7 kilotons in Q3 2014 ▪ Modest volume growth in Specialty Polymers and Performance Products ▪ Cariflex volume decreased, compared to record Q3 2014 volume, on lower sales into surgical glove applications ▪ Revenue of $269.0 million, down $50.0 million compared to Q3 2014 primarily due to changes in foreign currency and lower average selling prices associated with lower raw material costs ▪ Adjusted EBITDA of $42.4 million, up $3.0 million from $39.4 million in Q3 2014 ▪ Adjusted EPS of $0.48 per diluted share compared to $0.35 per diluted share in Q3 2014 ▪ Net cash provided by operating activities of $81.6 million for the nine months ended September 30, 2015, compared to net cash used in operating activities of $18.8 million for the nine months ended September 30, 2014 ▪ Completed activity under $50 million share repurchase program See the appendix for a reconciliation of GAAP to non-GAAP financial measures. Kraton Third Quarter 2015 Earnings Call 4

CariflexTM Medical 93% Industrial 7% 5 ▪ Sales volume declined compared to record volume in Q3'14, primarily due to lower sales into surgical glove applications ▪ Revenue declined $5.9 million or 14.8%, $3.8 million of the decline primarily due to lower sales volume and $2.1 million due to the negative effect of currency ▪ Cariflex represents 13% of 9/30/2015 TTM revenue compared to 11% for the TTM period ended 9/30/2014 Revenue ($ millions) Q3'14 Q3'15 $40 $34 Kraton Third Quarter 2015 Earnings Call Revenue by Application 9/30/2015 TTM Revenue by Geography 9/30/2015 TTM Europe 8% Asia 91% North America 1% TTM September 2014 TTM September 2015 100% 100% Portfolio Composition Innovation & Differentiated

Specialty Polymers 6 ▪ Sales volume increased 2%, with higher sales into industrial, consumer and cable gel applications partially offset by lower volume into lubricant additive applications ▪ Of the $11.9 million revenue decline, $9.0 million primarily reflects lower average selling prices associated with lower raw material costs ▪ Currency movements adversely impacted revenue by $4.7 million Revenue ($ millions) Q3'14 Q3'15 $99 $87 Kraton Third Quarter 2015 Earnings Call Other 27% Lube Additives 15%Polymod 14%Personal Care 10% Medical 9% Adhesives & Coatings 7% Cable Gels 7% Industrial 6% Consumer 5% Revenue by Application 9/30/2015 TTM Asia 34% Europe 25% North America 40% South America 1% Revenue by Geography 9/30/2015 TTM TTM September 2014 TTM September 2015 27% 29% 73% 71% Portfolio Composition Standard Innovation & Differentiated

Paving 27% Roofing 18%Personal Care 20% Packaging & Industrial Adhesives 18% Other 10% Industrial 7% Asia 9% Europe 45% North America 38% South America 8% Performance Products 7 ▪ Modest increase in sales volume, with higher sales into paving applications in North American and Europe partially offset by lower roofing sales in Europe and lower sales into lesser-differentiated adhesive applications ▪ Currency movements adversely impacted revenue by $17.1 million ▪ Of the $32.1 million revenue decrease, $16.6 million primarily reflects lower average selling prices associated with lower raw material costs Revenue by Application 9/30/2015 TTM Revenue ($ millions) Q3'14 Q3'15 $180 $148 TTM September 2014 TTM September 2015 63% 62% 37% 38% Revenue by Geography 9/30/2015 TTM Portfolio Composition Standard Innovation & Differentiated Kraton Third Quarter 2015 Earnings Call

Kraton Portfolio Overview 8 Revenue by Geography 9/30/2015 TTM Revenue by Product Group 9/30/2015 TTM Portfolio Composition TTM September 2014 TTM September 2015 45% 43% 55% 57% Cariflex 13% Specialty Polymers 34% Perf. Products 53% Standard Innovation & Differentiated Kraton Third Quarter 2015 Earnings Call Asia 27% Europe 34% North America 34% South America 5%

Third Quarter Revenue and Adjusted Gross Profit 9 ▪ 81.0 kilotons of sales volume in Q3 2015, compared to 80.7 kilotons in Q3 2014 ▪ Of the $50.0 million revenue decline, $26.1 million reflects lower average selling prices associated with lower raw material costs ▪ Currency movements adversely impacted revenue by $23.9 million ▪ Third quarter 2015 adjusted gross profit was $850 per ton compared to $803 per ton in Q3 2014 ▪ Currency movements adversely impacted adjusted gross profit by $2.4 million or $30 per ton See the appendix for a reconciliation of GAAP to non-GAAP financial measures. ($ in millions) Revenue Q3'14 Q3'15 $319 $269 Adjusted Gross Profit Q3'14 Q3'15 $65 $69 Kraton Third Quarter 2015 Earnings Call

Third Quarter Adjusted EBITDA and Adjusted EPS 10 ▪ EPS increased $0.13 per diluted share, of which approximately $0.02 was due to lower share count ($ in millions) See the appendix for a reconciliation of GAAP to non-GAAP financial measures. Adjusted EPS Q3'14 Q3'15 $0.35 $0.48 Kraton Third Quarter 2015 Earnings Call ▪ Adjusted gross profit increased $4 million compared to Q3 2014 ▪ SAR costs increased $2 million and F/X and other increased by $1 million ▪ $3.7 million of cost reduction initiatives included in COGS and $1.6 million included in SAR Adjusted EBITDA Q3'14 Q3'15 $39 $42

Year-to-date Revenue and Adjusted Gross Profit 11 ▪ 231.6 kilotons of sales volume in 2015, compared to 233.4 kilotons in 2014 ▪ Of the $168.0 million revenue decline, $86.3 million reflects the effect of lower raw material costs on average selling prices ▪ Currency movements adversely impacted revenue by $72.7 million ▪ YTD 2015 adjusted gross profit of $202.0 million or $872 per ton, up from $199.0 million or $852 per ton for the nine months ended September 30, 2014 ▪ Currency movements adversely impacted adjusted gross profit by $10.0 million or $43 per ton See the appendix for a reconciliation of GAAP to non-GAAP financial measures. ($ in millions) Revenue YTD Sept 2014 YTD Sept 2015 $954 $786 Adjusted Gross Profit YTD Sept 2014 YTD Sept 2015 $199 $202 Kraton Third Quarter 2015 Earnings Call

Year-to-date Adjusted EBITDA and Adjusted EPS 12 ▪ Adjusted EPS increased $0.25 per diluted share ▪ Currency impacted adjusted EPS negatively by $0.10 per share ▪ Adjusted gross profit increased $3 million ▪ SAR costs increased $6 million and F/X and other increased $5 million ▪ Cost reduction initiatives of $7.5 million included in COGS and $4.4 million in SAR See the appendix for a reconciliation of GAAP to non-GAAP financial measures. ($ in millions) Kraton Third Quarter 2015 Earnings Call Adjusted EPS YTD Sept 2014 YTD Sept 2015 $1.01 $1.26 Adjusted EBITDA Q3'14 Q3'15 $115 $117

On Track To Deliver $18 Million In 2015 Cost Reductions 13 Realized 2015 YTD 2015 Target Status Manufacturing cost reductions $7.5 million $12.0 million þ SAR cost reductions $4.4 million $6.0 million þ Total $11.9 million $18.0 million þ $11.9 million of cost savings realized through September 2015 Kraton Third Quarter 2015 Earnings Call

Cash Flow and Other Financial Highlights 14 ▪ Operating cash flow exceeded Q3 2014 by $4.6 million ▪ $17.2 million used to repurchase 827,142 additional shares in Q3 2015 ▪ KRA ABL availability at September 30, 2015 of $169.6 million and KRA total liquidity (defined as ABL availability plus KRA cash) of $222.4 million ▪ Consolidated net debt to TTM Adjusted EBITDA of 2.3x at September 30, 2015 ▪ KFPC debt is 50% guaranteed by Kraton Polymers, LLC and 50% guaranteed by Formosa Petrochemical Corporation ($ in millions) Nine Months Ended September 30, 2015 Kraton KFPC Consolidated Operating activities $ 87.1 $ (5.5) $ 81.6 Investing activities (44.1) (46.1) (90.2) Financing activities (30.9) 55.6 24.7 Foreign currency impact (5.0) (1.0) (6.0) Change in cash 7.0 3.0 10.0 Beginning cash 45.8 8.0 53.8 Ending cash 52.8 11.0 63.8 Debt 352.4 52.6 404.9 Net Debt $ 299.6 $ 41.6 $ 341.1 Note: may not foot due to rounding Kraton Third Quarter 2015 Earnings Call

Selected 2015 Estimates 15 ($ in millions) Full-year Adjusted Gross Profit per ton $900 - $915 SG&A (non-GAAP) Excludes non-cash compensation costs and other items $82 R&D (non-GAAP) Excludes non-cash compensation costs and other items $31 Full-year 2015 Adjusted EBITDA $160 Non-cash compensation expense $9 Depreciation and amortization $63 Interest expense $25 Income tax expense $7 Turnaround costs Full-year 2014 full-year turnaround costs were $9.4 million. 2015 costs by quarter; Q1 - $1.8 million, Q2 - $7.0 million, Q3 - $1.2 million, Q4 - $1.0 million $11 Full-year negative effect on Adjusted EBITDA due to currency $8 Q4 2015 negative spread between FIFO and ECRC $ 10 Capex Excludes KFPC capex of $75 - $80 million Excludes capitalized interest of $3 million $55 - $60 Non-cash compensation expense is excluded in determining Adjusted EBITDA and included in determining Adjusted EPS. See the appendix for a reconciliation of GAAP to non-GAAP financial measures. Kraton Third Quarter 2015 Earnings Call

Adjusted EBITDA 2014 Headwinds Cost-outs Core Growth 2015E $147.2 $(20.8) $18.0 $15.6 $160.0 Full Year 2015 Adjusted EBITDA Estimate ▪ $20.8 million of headwinds include, turnaround, pension, FX, and Q2 operational issues ▪ Adjusted EBITDA growth of 9% despite significant headwinds 16Kraton Third Quarter 2015 Earnings Call $15.6 million core growth in Adjusted EBITDA despite headwinds

Appendix October 29, 2015 17Kraton Third Quarter 2015 Earnings Call

Monomer Volatility ($ in millions, except per ton information) 18 Quarterly Difference Between Inventory Valuation at FIFO and at ECRC Adjusted Gross Profit per Ton Annual Difference Between Inventory Valuation at FIFO and at ECRC Kraton Third Quarter 2015 Earnings Call Q1'12 Q2'12 Q3'12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Q1'14 Q2'14 Q3'14 Q4’14 Q1’15 Q2’15 Q3’15 $792 $820 $1,010 $743 $772 $804 $860 $890 $890 $867 $803 $817 $1,075 $698 $850 Q1'12 Q2'12 Q3'12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Q1'14 Q2'14 Q3'14 Q4’14 Q1’15 Q2’15 Q3’15 $3.4 $14.0 $(37.6) $(10.2) $(0.5) $(2.3) $(20.7) $(7.3) $4.0 $4.3 $(1.8) $(15.8) $(33.4) $(5.8) $(0.9) 2010 2011 2012 2013 2014 2015 YTD $12.1 $66.3 $(30.5) $(30.7) $(9.3) $(40.1)

Reconciliation of Gross Profit to Adjusted Gross Profit ($ in millions) 19 Q1'12 Q2'12 Q3'12 Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Q1'14 Q2'14 Q3'14 Q4’14 Q1’15 Q2’15 Q3’15 Gross Profit @ FIFO $ 75.5 $ 73.5 $ 42.8 $ 39.7 $ 59.9 $ 59.9 $ 47.5 $ 58.6 $ 57.1 $ 72.1 $ 63.8 $ 44.1 $ 46.6 $ 47.4 $ 67.8 FIFO to ECRC (3.4) (14.0) 37.6 10.2 0.5 2.3 20.7 7.3 (4.0) (4.3) 1.8 15.8 33.4 5.8 0.9 Restructuring and other charges — 1.0 — — — — 0.1 0.1 0.5 0.1 — 0.1 — 0.1 0.1 Production downtime — — — — — — 3.5 — 12.4 — (1.0) (1.5) (0.2) (0.2) (0.1) Impairment of spare parts inventory — — — — — — — — — — — 0.4 — — — Storm related charges — 2.8 (0.3) — — — — — — — — — — — — Property tax dispute 5.6 — — — — — — — — — — — — — — Settlement loss (6.8) — — — — — — — — — — — — — — Non-cash compensation expense — — — — — 0.1 0.1 0.1 0.2 0.2 0.1 0.1 0.2 0.1 0.1 Adjusted Gross Profit $ 71.0 $ 63.3 $ 80.1 $ 49.9 $ 60.4 $ 62.3 $ 71.8 $ 66.1 $ 66.2 $ 68.0 $ 64.8 $ 59.0 $ 80.0 $ 53.2 $ 68.8 Sales Volume (Kilotons) 89.6 77.2 79.3 67.2 78.2 77.5 83.5 74.3 74.4 78.4 80.7 72.2 74.4 76.2 81.0 Adjusted Gross Profit per ton $ 792 $ 820 $ 1,010 $ 743 $ 772 $ 804 $ 860 $ 890 $ 890 $ 867 $ 803 $ 817 $ 1,075 $ 698 $ 850 Columns may not foot due to rounding. Kraton Third Quarter 2015 Earnings Call

GAAP and Non-GAAP Statement of Operations – Q3 2015 ($ in thousands, except per share amounts) 20 Three Months Ended September 30, 2015 As Reported Other Adjustments FIFO TO ECRC Adjustment Adjusted Revenue $ 269,012 $ — $ — $ 269,012 Cost of goods sold 201,202 86 (a) (926) 200,362 Gross profit 67,810 (86) 926 68,650 Operating expenses: Research and development 7,597 — — 7,597 Selling, general and administrative 26,917 (6,130) (b) — 20,787 Depreciation and amortization 16,145 — — 16,145 Total operating expenses 50,659 (6,130) — 44,529 Earnings of unconsolidated joint venture 95 — — 95 Interest expense, net 6,151 — — 6,151 Income before income taxes 11,095 6,044 926 18,065 Income tax expense 3,076 226 (c) (46) 3,256 Consolidated net income 8,019 5,818 972 14,809 Net loss attributable to noncontrolling interest (427) 281 (d) — (146) Net income attributable to Kraton $ 8,446 $ 5,537 $ 972 $ 14,955 Earnings per common share: Basic $ 0.27 $ 0.18 $ 0.03 $ 0.48 Diluted $ 0.27 $ 0.18 $ 0.03 $ 0.48 Weighted average common shares outstanding: Basic 30,503 30,503 30,503 30,503 Diluted 30,849 30,849 30,849 30,849 (a) Reduction of costs due to additional insurance recoveries associated with the first quarter 2014 production downtime at our Belpre, Ohio, facility. (b) $5.0 million of transaction related costs, $0.4 million of restructuring and other charges, and $0.7 million of KFPC startup costs. (c) Tax effect of other adjustments. (d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest. Kraton Third Quarter 2015 Earnings Call

GAAP and Non-GAAP Statement of Operations – Q3 2014 ($ in thousands, except per share amounts) 21 Three Months Ended September 30, 2014 As Reported Other Adjustments FIFO TO ECRC Adjustment Adjusted Revenue $ 318,971 $ — $ — $ 318,971 Cost of goods sold 255,147 990 (a) (1,816) 254,321 Gross profit 63,824 (990) 1,816 64,650 Operating expenses: Research and development 7,440 — — 7,440 Selling, general and administrative 16,374 3,773 (b) — 20,147 Depreciation and amortization 16,552 — — 16,552 Total operating expenses 40,366 3,773 — 44,139 Earnings of unconsolidated joint venture 80 — — 80 Interest expense, net 6,099 — — 6,099 Income before income taxes 17,439 (4,763) 1,816 14,492 Income tax expense 1,122 1,929 (c) (27) 3,024 Consolidated net income 16,317 (6,692) 1,843 11,468 Net loss attributable to noncontrolling interest (298) 186 (d) — (112) Net income attributable to Kraton $ 16,615 $ (6,878) $ 1,843 $ 11,580 Earnings per common share: Basic $ 0.51 $ (0.21) $ 0.06 $ 0.36 Diluted $ 0.50 $ (0.21) $ 0.06 $ 0.35 Weighted average common shares outstanding: Basic 32,315 32,315 32,315 32,315 Diluted 32,600 32,600 32,600 32,600 (a) Reduction of costs due to additional insurance recoveries associated with the first quarter 2014 production downtime at our Belpre, Ohio, facility. (b) $4.2 million benefit from reduction in accrued transaction fees offset by $0.4 million of KFPC startup costs. (c) Valuation allowance and tax effect of other adjustments. (d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest. Kraton Third Quarter 2015 Earnings Call

22 Nine Months Ended September 30, 2015 As Reported Other Adjustments FIFO TO ECRC Adjustment Adjusted Revenue $ 786,349 $ — $ — $ 786,349 Cost of goods sold 624,542 333 (a) (40,144) 584,731 Gross profit 161,807 (333) 40,144 201,618 Operating expenses: Research and development 23,345 — — 23,345 Selling, general and administrative 77,488 (9,114) (b) — 68,374 Depreciation and amortization 46,852 — — 46,852 Total operating expenses 147,685 (9,114) — 138,571 Earnings of unconsolidated joint venture 273 — — 273 Interest expense, net 17,975 — — 17,975 Income (loss) before income taxes (3,580) 8,781 40,144 45,345 Income tax expense 4,135 481 (c) 1,266 5,882 Consolidated net income (loss) (7,715) 8,300 38,878 39,463 Net loss attributable to noncontrolling interest (1,141) 758 (d) — (383) Net income (loss) attributable to Kraton $ (6,574) $ 7,542 $ 38,878 $ 39,846 Earnings (loss) per common share: Basic $ (0.21) $ 0.24 $ 1.24 $ 1.27 Diluted $ (0.21) $ 0.24 $ 1.23 $ 1.26 Weighted average common shares outstanding: Basic 30,779 30,779 30,779 30,779 Diluted 30,779 31,121 31,121 31,121 (a) $0.5 million reduction of costs due to additional insurance recoveries associated with the first quarter 2014 production downtime at our Belpre, Ohio facility, partially offset by $0.2 million of restructuring and other charges. (b) $5.8 million of transaction related costs, $1.8 million of KFPC startup costs, $1.4 million of restructuring and other charges, and $0.1 million of production downtime costs. (c) Tax effect of other adjustments. (d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest. GAAP and Non-GAAP Statement of Operations – YTD 2015 ($ in thousands, except per share amounts) Kraton Third Quarter 2015 Earnings Call

GAAP and Non-GAAP Statement of Operations – YTD 2014

($ in thousands, except per share amounts)

	Nine Months Ended September 30, 2014			
	As Reported	Other Adjustments	FIFO TO ECRC Adjustment	Adjusted
Revenue	$ 954,394	$ —	$ —	$ 954,394
Cost of goods sold	761,417	(11,981) (a)	6,508	755,944
Gross profit	192,977	11,981	(6,508)	198,450
Operating expenses:				
Research and development	23,736	—	—	23,736
Selling, general and administrative	78,872	(10,857) (b)	—	68,015
Depreciation and amortization	49,630	—	—	49,630
Total operating expenses	152,238	(10,857)	—	141,381
Earnings of unconsolidated joint venture	324	—	—	324
Interest expense, net	18,667	—	—	18,667
Income before income taxes	22,396	22,838	(6,508)	38,726
Income tax expense	3,405	2,202 (c)	(75)	5,532
Consolidated net income	18,991	20,636	(6,433)	33,194
Net loss attributable to noncontrolling interest	(858)	556 (d)	—	(302)
Net income attributable to Kraton	$ 19,849	$ 20,080	$ (6,433)	$ 33,496
Earnings per common share:				
Basic	$ 0.61	$ 0.62	$ (0.20)	$ 1.04
Diluted	$ 0.60	$ 0.61	$ (0.19)	$ 1.01
Weighted average common shares outstanding:				
Basic	32,249	32,249	32,249	32,249
Diluted	32,590	32,590	32,590	32,590

(a) $11.4 million of production downtime at our Belpre, Ohio, and Berre, France, facilities, and $0.6 million of restructuring and other charges.

(b) $8.8 million of transaction related costs, $1.3 million of KFPC startup costs, $0.6 million of production downtime at our Belpre, Ohio, and Berre, France, facilities, and $0.1 million of restructuring and other charges.

(c) Valuation allowance and tax effect of other adjustments.

(d) Portion of the adjustment associated with the KFPC startup costs which is attributed to the non-controlling interest.

Kraton Giving Innovators Their Edge

Kraton Third Quarter 2015 Earnings Call 23

Reconciliation of Net Income (Loss) and EPS to Adjusted Net Income and EPS

($ in thousands, except per share amounts)

	Three Months Ended September 30, 2015				Three Months Ended September 30, 2014			
	Income Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS	Income Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS
GAAP Earnings	$ 11,095	$ 3,076	$ (427)	$ 0.27	$ 17,439	$ 1,122	$ (298)	$ 0.50
Restructuring and other charges (a)	533	15	—	0.02	—	—	—	—
Transaction and acquisition related costs (b)	4,968	99	—	0.16	(4,221)	—	—	(0.13)
Production downtime (c)	(134)	(3)	—	(0.01)	(990)	—	—	(0.03)
KFPC startup costs (d)	677	115	281	0.01	448	76	186	0.01
Valuation Allowance (e)	—	—	—	—	—	1,853	—	(0.06)
Spread between FIFO and ECRC	926	(46)	—	0.03	1,816	(27)	—	0.06
Adjusted Earnings	$ 18,065	$ 3,256	$ (146)	$ 0.48	$ 14,492	$ 3,024	$ (112)	$ 0.35

	Nine Months Ended September 30, 2015				Nine Months Ended September 30, 2014			
	Income (Loss) Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS	Income Before Income Tax	Income Taxes	Noncontrolling Interest	Diluted EPS
GAAP Earnings (Loss)	$ (3,580)	$ 4,135	$ (1,141)	$ (0.21)	$ 22,396	$ 3,405	$ (858)	$ 0.60
Restructuring and other charges (a)	1,499	61	—	0.05	653	121	—	0.02
Transaction and acquisition related costs (b)	5,798	116	—	0.18	8,822	—	—	0.27
Production downtime (c)	(343)	(7)	—	(0.01)	12,023	—	—	0.36
KFPC startup costs (d)	1,827	311	758	0.02	1,340	228	556	0.02
Valuation Allowance (e)	—	—	—	—	—	1,853	—	(0.06)
Spread between FIFO and ECRC	40,144	1,266	—	1.23	(6,508)	(75)	—	(0.19)
Adjusted Earnings	$ 45,345	$ 5,882	$ (383)	$ 1.26	$ 38,726	$ 5,532	$ (302)	$ 1.01

(a) Severance expenses, professional fees and other restructuring related charges which are primarily recorded in selling, general and administrative expenses in 2015 and primarily in cost of goods sold in 2014.

(b) Charges related to the evaluation of acquisition transactions which are recorded in selling, general and administrative expenses. In 2015, charges are primarily related to the proposed acquisition of Arizona Chemical, and in 2014, charges are primarily related to the terminated Combination Agreement with LCY Chemical Corp. ("LCY").

(c) In 2015 and the three months ended September 30, 2014, the reduction in costs is due to insurance recoveries related to the Belpre production downtime, which are primarily recorded in cost of goods sold. In the nine months ended September 30, 2014, production downtime at our Belpre, Ohio and Berre, France facilities, of which, $11.4 million is recorded in cost of goods sold and $0.6 million is recorded in selling, general and administrative expenses.

(d) Startup costs related to the joint venture company, KFPC, which are recorded in selling, general and administrative expenses.

(e) Reduction of income tax valuation allowance related to the assessment of our ability to utilize net operating losses in future periods.

Kraton Giving Innovators Their Edge

Kraton Third Quarter 2015 Earnings Call 24

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA

($ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Net income (loss) attributable to Kraton	$ 8,446	$ 16,615	$ (6,574)	$ 19,849
Net loss attributable to noncontrolling interest	(427)	(298)	(1,141)	(858)
Consolidated net income (loss)	8,019	16,317	(7,715)	18,991
Add:				
Interest expense, net	6,151	6,099	17,975	18,667
Income tax expense	3,076	1,122	4,135	3,405
Depreciation and amortization	16,145	16,552	46,852	49,630
EBITDA	33,391	40,090	61,247	90,693
Add (deduct):				
Restructuring and other charges (a)	533	—	1,499	653
Transaction and acquisition related costs (b)	4,968	(4,221)	5,798	8,822
Production downtime (c)	(134)	(990)	(343)	12,023
KFPC startup costs (d)	677	448	1,827	1,340
Non-cash compensation expense (e)	2,032	2,274	6,601	8,468
Spread between FIFO and ECRC	926	1,816	40,144	(6,508)
Adjusted EBITDA	$ 42,393	$ 39,417	$ 116,773	$ 115,491

(a) Severance expenses, professional fees and other restructuring related charges which are primarily recorded in selling, general and administrative expenses in 2015 and primarily recorded in cost of goods sold in 2014.

(b) Charges related to the evaluation of acquisition transactions which are recorded in selling, general and administrative expenses. In 2015, charges are primarily related to the proposed acquisition of Arizona Chemical, and in 2014, charges are primarily related to the terminated Combination Agreement with LCY.

(c) In 2015 and the three months ended September 30, 2014, the reduction in costs is due to insurance recoveries related to the Belpre production downtime, which are primarily recorded in cost of goods sold. In the nine months ended September 30, 2014, production downtime at our Belpre, Ohio and Berre, France facilities, of which, $11.4 million is recorded in cost of goods sold and $0.6 million is recorded in selling, general and administrative expenses.

(d) Startup costs related to the joint venture company, KFPC, which are recorded in selling, general and administrative expenses.

(e) For the three months ended September 30, 2015 and 2014, respectively, $1.7 million and $2.0 million is recorded in selling, general and administrative expenses, $0.2 million and $0.2 million is recorded in research and development expenses, and $0.1 million and $0.1 million is recorded in cost of goods sold. For the nine months ended September 30, 2015 and 2014, respectively, $5.7 million and $7.3 million is recorded in selling, general and administrative expenses, $0.5 million and $0.7 million is recorded in research and development expenses, and $0.4 million and $0.5 million is recorded in cost of goods sold.

Kraton Giving Innovators Their Edge

Kraton Third Quarter 2015 Earnings Call 25

Historical Revenue by Product Group ($ in thousands) 26 Q1 2013 Q2 2013 Q3 2013 Q4 2013 FY 2013 Performance Products $ 199,484 $ 194,951 $ 195,533 $ 172,971 $ 762,939 Specialty Polymers 113,287 110,073 102,940 85,709 412,009 Cariflex 27,029 29,244 28,231 31,499 116,003 Other 307 275 405 183 1,170 Total $ 340,107 $ 334,543 $ 327,109 $ 290,362 $1,292,121 Q1 2012 Q2 2012 Q3 2012 Q4 2012 FY 2012 Performance Products $ 245,636 $ 221,131 $ 210,624 $ 173,371 $ 850,762 Specialty Polymers 138,380 124,588 107,580 93,712 464,260 Cariflex 22,645 29,805 24,193 29,255 105,898 Other 1,652 232 238 80 2,202 Total $ 408,313 $ 375,756 $ 342,635 $ 296,418 $1,423,122 Q1 2014 Q2 2014 Q3 2014 Q4 2014 FY 2014 Performance Products $ 167,852 $ 183,974 $ 180,122 $ 146,982 $ 678,930 Specialty Polymers 108,346 110,463 98,742 94,884 412,435 Cariflex 35,363 29,242 39,959 34,032 138,596 Other 95 88 148 141 472 Total $ 311,656 $ 323,767 $ 318,971 $ 276,039 $1,230,433 Q1 2015 Q2 2015 Q3 2015 YTD 2015 Performance Products $ 134,768 $ 138,134 $ 147,987 $ 420,889 Specialty Polymers 91,674 84,580 86,828 263,082 Cariflex 34,837 33,188 34,044 102,069 Other 150 6 153 309 Total $ 261,429 $ 255,908 $ 269,012 $ 786,349 Kraton Third Quarter 2015 Earnings Call

Kraton Performance Polymers, Inc. Third Quarter 2015 Earnings Conference Call October 29, 2015